Exhibit 99.3

Project Bloom Customer Communications

Customer Note

TO:	Bunge Customers

FROM:	Bunge CEO

SUBJECT:	Bunge and Viterra to Combine to Create a Premier Diversified Global Agribusiness Solutions Company

Dear [Valued Customer/Name of Customer],

I am reaching out to share some exciting news. Today, Bunge announced that it has entered into a definitive agreement to combine with Viterra Limited to create a premier agribusiness solutions company built to meet the demands of the 21st century.

Viterra is a leading agricultural supply chain company with an extensive footprint of infrastructure and logistics assets in key origination markets. Together, we expect that our complementary organizations will create value for our customers through more diversified capabilities across oilseed and grains supply chains and processing operations, with greater resources to innovate and a shared commitment to sustainability.

Following the close of the transaction, I will lead the combined company as CEO, which will continue to operate as Bunge. Bunge’s Chief Financial Officer, John Neppl, will continue to serve as CFO, and Viterra Chief Executive Officer David Mattiske will join the Bunge Executive Leadership Team in the role of Co-Chief Operating Officer. There will be no changes to our headquarters.

While we are excited about today’s news, it is still early in the process, and we will continue to operate as two independent companies until the transaction closes. It is business as usual at Bunge, and we remain committed to meeting your needs while providing the highest level of transparency, safety and reliability.

Importantly, today’s announcement in no way impacts our current relationship. Your primary contact at Bunge will stay the same, and there will be no changes to our agreements or contracts as a result of today’s news.

As always, thank you for your continued partnership. If you have any questions, please feel free to reach out to your Bunge representative.

Best,

Greg Heckman

Chief Executive Officer, Bunge

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed transaction involving Bunge Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“Bunge”), Viterra Limited, a private company limited by shares incorporated under the laws of Jersey (“Viterra”) and the sellers listed therein. A meeting of the shareholders of Bunge will be announced as promptly as practicable to seek shareholder approval in connection with the proposed transaction. Bunge expects to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement and other relevant documents in connection with the proposed transaction. The definitive proxy statement will be sent or given to the shareholders of Bunge and will contain important information about the proposed transaction and related matters. INVESTORS AND SHAREHOLDERS OF BUNGE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUNGE AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Bunge with the SEC at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Bunge and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Bunge’s shareholders in connection with the proposed transaction will be set forth in Bunge’s definitive proxy statement for its shareholder meeting at which the proposed transaction will be submitted for approval by Bunge’s shareholders. You may also find additional information about Bunge’s directors and executive officers in Bunge’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, Bunge’s Definitive Proxy Statement for its 2023 annual meeting of shareholders, which was filed with the SEC on March 31, 2023 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, (1) the inability to consummate the transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain shareholder approval to issue common shares, par value $0.01 per share, of Bunge, in connection with Bunge’s proposed acquisition of all of the issued and outstanding ordinary shares, par value $0.01 per share of Viterra (the “Acquisition”) pursuant to the Business Combination Agreement, the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Acquisition; (2) the risk that the Business Combination Agreement, dated as of June 13, 2023 (the “Business Combination Agreement”), by and among Viterra, Bunge and the sellers listed therein may be terminated in circumstances requiring Bunge to pay a termination fee; (3) the risk that the Acquisition disrupts Bunge’s current business and financing plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the Acquisition on Bunge’s ability to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (5) the effect of the announcement of the Acquisition on Bunge’s operating results and business generally; (6) the amount of costs, fees and expenses related to the Acquisition; (7) the risk that Bunge’s stock price may decline significantly if the Acquisition is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Acquisition and instituted against Bunge and others; (9) among other factors that could affect Bunge’s business such as, without limitations, the effects of weather conditions and the impact of crop and animal disease on Bunge’s business, the impact of global and regional economic, agricultural, financial and commodities market, political, social and health conditions, changes in government policies and laws affecting Bunge’s business, including agricultural and trade policies, financial markets regulation and environmental, tax and biofuels regulation, the impact of industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products that Bunge sells and uses in its business, fluctuations in energy and freight costs and competitive developments in its industries, and operational risks, including industrial accidents, natural disasters, pandemics or epidemics and cybersecurity incidents; and (10) other risks to consummation of the proposed Acquisition, including the risk that the proposed Acquisition will not be consummated within the expected time period or at all.

These risks and uncertainties also include such additional risk factors as are discussed in Bunge’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its subsequent filings and quarterly reports. Bunge cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Bunge undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

Customer Talking Points

●	Today, Bunge announced it has entered into a definitive agreement to merge with Viterra.

●	Viterra is a leading agricultural supply chain company with an extensive footprint of infrastructure and logistics assets in key origination markets.

●	Together, we expect that our highly complementary organizations will create value for our customers through more diversified capabilities across oilseed and grain supply chains and processing operations, with greater resources to innovate and a shared commitment to sustainability.

●	Over time, we expect our customers to benefit from increased efficiencies and greater access to higher value and sustainable products across a broader product portfolio.

●	Going forward, Greg will continue to serve as CEO, John will continue to serve as CFO and Viterra Chief Executive Officer David Mattiske will serve as Co-Chief Operating Officer. The company will operate as Bunge, and there will be no changes to our headquarters.

●	We are still early in this process. Until the transaction closes, we will continue to operate as two independent companies.

●	Importantly, today’s announcement in no way impacts our current relationship. [I / NAME] will remain your primary point of contact and will keep you apprised of any updates as we move toward the completion of the deal.

●	As always, Bunge remains committed to meeting your needs while providing you with the highest level of transparency, safety and reliability.

●	As we continue to grow and expand, I want to recognize that none of this could have been possible without your partnership. Thank you for your continued support.

●	If you have any questions, please feel free to reach out to [me /your Bunge representative].

Customer Call Script

●	Thanks for taking the time to speak today.

●	I wanted to reach out to you directly about our announcement [earlier today] that Bunge has signed an agreement to merge with Viterra.

●	We’re very excited about this news, and I wanted to take a few minutes to highlight some key points and answer any questions you may have.

●	Viterra is a leading agricultural supply chain company with an extensive footprint of infrastructure and logistics assets and extensive direct origination capabilities.

●	Together, we expect that our highly complementary organizations will create value for our customers through more diversified capabilities across oilseed and grain supply chains and processing operations, with greater resources to innovate and a shared commitment to sustainability.

●	Over time, we expect our customers to benefit from increased efficiencies and greater access to higher value and sustainable products across a broader product portfolio.

●	Going forward, Greg will continue to serve as CEO, John will continue to serve as CFO and Viterra Chief Executive Officer David Mattiske will serve as Co-Chief Operating Officer. The company will operate as Bunge, and there will be no changes to our headquarters.

●	While we’re excited about today’s announcement, we are still early in this process. Until the transaction closes which we anticipate occurring in mid-2024, it is business as usual at Bunge, and we will continue to operate as two independent companies.

●	I’d also like to highlight that today’s announcement in no way impacts our current relationship. [I / NAME] will remain your primary point of contact and will keep you apprised of any updates as we move toward the completion of the deal.

●	As always, Bunge remains committed to meeting your needs while providing you with the highest level of transparency, safety and reliability.

●	With that, I’m happy to answer any questions you may have.

Customer FAQ

1.	What does this transaction mean for customers? Will this impact Bunge’s current products and services?

●	It’s business as usual, and we will continue to operate as two independent companies without any changes to our products or services.

●	In the event of changes, we will communicate with you well in advance.

●	Over time, we expect you to benefit from increased efficiencies and greater access to higher value and sustainable products across a broader product portfolio.

●	We look forward to providing more details about the combined company’s offering once the transaction closes.

2.	How will this transaction impact existing customers?

●	Today’s announcement is just the first step in the process. The transaction requires shareholder approval, regulatory approval and other customary closing conditions, and we anticipate closing the transaction in mid-2024.

●	In the meantime, we remain separate companies and will continue to conduct business as usual. In the event of changes, we will communicate with you well in advance.

●	Over time, we expect you to benefit from a larger, more efficient organization delivering greater access to higher value and sustainable products across a broader product portfolio.

3.	When should I expect to receive additional benefits?

●	As of right now, we remain separate companies and conduct business as usual. In the event of changes, we will communicate with you well in advance.

●	Over time, we expect you to benefit from a larger, more efficient organization delivering greater access to higher value and sustainable products across a broader product portfolio.

●	We look forward to providing more details about the combined company’s offering once the transaction closes.

4.	Will there be any changes to customers’ existing contracts?

●	There will be no immediate changes to existing contracts.

●	We are still early in this process. At this stage, we remain separate companies and conduct business as usual. After completion we will continue to honor all contractual obligations.

●	If any change in your contract is intended, we will be sure to implement them in full compliance with our legal commitments and to communicate any changes to you well in advance.

5.	Will the transaction impact pricing?

●	Existing contracted pricing remains in place. At this stage, we remain separate companies and conduct business as usual. After completion, we will continue to honor our pricing agreements.

●	If any change in your contract is intended, we will be sure to implement them in full compliance with our legal commitments and communicate any changes to you well in advance.

6.	Will customers’ points of contact at Bunge change?

●	All points of contact will remain the same as we will still operate as two independent companies. In the event of changes, we will communicate with you well in advance.

7.	What are the next steps in the process?

●	For now, it is business as usual at both Bunge and Viterra, and we continue to operate as separate companies.

●	Our teams will begin the process of developing comprehensive plans to integrate our two companies and deliver enhanced benefits for our customers.

●	In the event of changes, we will communicate with you well in advance.

●	As always, Bunge remains committed to meeting your needs while providing you with the highest level of transparency, safety and reliability.

8.	Where can customers get more information? Who can answer questions I may have?

●	If you have any questions about today’s news, please do not hesitate to reach out to your regular Bunge representative.

9.	Will there be any changes in my order processing?

●	At this time, nothing changes, and we will still operate as two independent companies. You will continue to submit separate orders for Viterra and Bunge products.

●	In the event of changes, we will communicate with you well in advance.

10.	Who is in charge of the company / the commercial organization now?

●	At this time, nothing changes, and we will still operate as two independent companies.

●	In the event of changes, we will communicate with you well in advance.

11.	Can we consolidate our orders with both companies onto one bill?

●	Initially there will not be the opportunity to consolidate orders.

●	In the event of changes, we will communicate with you well in advance.